DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7 Vice President Juan Bustabad

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

DocuSign Envelope ID: 3063131A-376C-4574-B2F4-A2F4479B02E7

AMENDMENT TO LOAN AGREEMENT

This **AMENDMENT TO LOAN AGREEMENT** (this "**Amendment**") is entered into effective as of February 22, 2023 (the "Effective Date"), by and among **HARBOR CUSTOM DEVELOPMENT, INC.**, a Washington corporation (the "**Borrower**") and **BANKUNITED, N.A.**, a national banking association (the "**Lender**").

RECITALS:

WHEREAS, Lender loaned Borrower, pursuant to that certain Loan Agreement (the "**Loan Agreement**") dated as of March 7, 2022, by and between Borrower and Lender, the sum of $25,000,000.00 (the "**Debt**") as evidenced by a Revolving Line of Credit Promissory Note (the "**Note**") of even date;

WHEREAS, Borrower secured the Debt as evidenced by a Security Agreement (the "**Security Agreement**") dated March 7, 2022, with the collateral as set forth therein (the **Loan Agreement, Note** and **Security Agreement** collectively referred to herein as the "**Loan Documents**");

WHEREAS, Borrower has failed to meet its obligations pursuant to the terms of the Loan Documents; and,

WHEREAS, Lender has agreed to modify the Loan Documents as expressly set forth herein in order to accommodate Borrower with respect to repayment of the Debt.

WHEREAS, Borrower acknowledges that through February 22, 2023, the Debt consists of $24,613,051.38 in principal, and $133,397.49 in accrued interest, with interest accruing at the per diem rate of $6,358.3716.

NOW, THEREFORE, in consideration of the agreements and promises set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS AND TERMS OF LOAN DOCUMENTS

1.01 The Recitals set forth above are hereby incorporated herein by reference, and Borrower hereby acknowledges and agrees that (a) the Acknowledged Defaults (as defined below) have occurred under the Loan Documents, (b) the Recitals including the amount of the Debt as of the Effective Date are true and correct, and (c) the Recitals shall be binding upon the Borrower. Borrower further acknowledges and agrees that the occurrence of the Acknowledged Defaults entitle Lender to exercise or cause to be exercised and enforced all rights and remedies under the Loan Documents or otherwise available at law or in equity. Borrower acknowledges and agrees that it has no defenses, counterclaims or rights of setoff with respect to any of the Acknowledged Defaults, any of the Obligations or any other obligation otherwise owed to Lender. Borrower hereby waives, to the fullest extent permitted by law, any and all defenses to the enforcement of its respective contractual obligations under the Loan Documents and any related agreements or documents.

1.02 The definitions and provisions set forth in the Loan Documents are incorporated herein, except as expressly set forth in this Amendment.

1.03 All Notice requirements, as set forth in the Loan Agreement and Loan Documents, are agreed to have been met, or are otherwise waived by Borrower.

1.04 "**Acknowledged Defaults**" shall have the meaning set forth in Article 2 below.

1.05 "**Net Proceeds**" means, with respect to any sale, disposition, issuance or offering, all cash proceeds received by the Borrower net of (i) any amount required to be paid to a third party lender and (ii) any other actual and reasonable costs, fees and expenses incurred by the Borrower or any of its subsidiaries in connection with such sale, disposition or issuance, including, without limitation, fees, commissions, and taxes paid or reasonably estimated by the Borrower to be payable.

1.06 The terms, conditions and obligations of the Lender and Borrower under the existing Loan Documents shall remain in full force and effect, except as otherwise modified by this Amendment.

ARTICLE 2
ACKNOWLEDGED DEFAULTS

2.01 The Borrower acknowledges that it is in default of its obligations under the Loan Documents and that such defaults are continuing. As a result, Borrower acknowledges that Lender has the right to accelerate the Debt and receive immediate payment of all accrued interest, principal and other fees and amounts due under the Loan Documents. Notwithstanding this right, Lender has agreed to waive its right to accelerate the Debt and receive immediate payment and waive the Acknowledged Defaults as set forth herein. The specific Defaults are as follows: the Borrower did not meet financial covenants set forth in the Loan Agreement as of the period ending September 30, 2022 and the period ending December 31, 2022, in each case causing a breach of Section 7.13 of the Loan Agreement, which any such breach is defined as an Event of Default (such Events of Default, being referred to herein as the "**Acknowledged Defaults**").

2.02 Borrower acknowledges that it has no defense to Lender's right to immediate payment and, to the extent any such defense may exist, the Borrower waives its right to assert such defense.

ARTICLE 3
ADDITIONAL COLLATERAL

3.01 In consideration for the accommodations being granted by Lender to Borrower under the terms of this Amendment, Borrower shall grant to Lender, or cause its wholly owned subsidiaries to grant to Lender, a second mortgage on Winding Lane property encompassing 14 of the remaining lots which Lender shall release to permit sales. Borrower shall pay to the Lender the proceeds of such sales as required under Section 5.02. A copy of the Deed of Trust substantially in the form which Borrower shall execute in favor and for the benefit of Lender, and which thereafter, if appropriate, shall be recorded in the public records, is attached hereto as **Exhibit A**. Moreover, with respect to the additional 8 lots owned by Borrower at this project that are currently under contract to sell, in the event such lots are not sold by February 28, 2023, then in that event, the Deed of Trust for this property shall be amended to encompass such additional 8 lots. In the event the aforementioned 8 lots are sold by February 28, 2023, Borrower shall pay to Lender the proceeds of such sales as required under Section 5.02.

3.02 In consideration for the accommodations being granted by Lender to Borrower under the terms of this Amendment, Borrower shall grant to Lender, or cause its wholly owned subsidiaries to grant to Lender, a second mortgage on Punta Gorda lots owned by HCDI FL Condo LLC, a wholly owned subsidiary, encompassing 5 parcels. Lender shall receive proceeds from any sale as required under Section 5.02. A copy of this mortgage, substantially in the form which Borrower shall execute in favor and for the benefit of Lender, and which thereafter, shall be recorded in the public records, is attached hereto as **Exhibit**

B. Borrower agrees on its behalf and on behalf of HCDI FL Condo LLC, that Lender shall receive proceeds from such sales of the Punta Gorda Lots as required under Section 5.02.

3.03 Lender shall have the right to take such steps as may be reasonably required to enforce its rights to payment from lot sales as set forth Sections 3.01 and 3.02, and shall have, among other remedies provided under the Loan Documents, this Amendment, the second mortgages provided for in Section 3.01 and 3.02 above, or at law, the remedy of specific performance with respect to enforcing Borrower's obligations regarding payments to Lender from such lot sales, either individually or in bulk.

3.04 Borrower shall transfer to Lender, solely as collateral for the repayment of the Debt, the membership certificates in its subsidiaries, Pacific Ridge CMS, LLC, HCDI FL Condo LLC, HCDI Wyndstone, LLC, HCDI at Semiahmoo, LLC, Mills Crossing, LLC, Broadmoor Ventures LLC and Winding Lane Estate LLC (collectively, the "**Pledged LLC Interests**"), which merely perfect Lender's security interest in the **Pledged LLC Interests** as per the Security Agreement. To the extent any of the aforementioned membership interests are not certificated as of the Effective Date of this Amendment, then Borrower shall have five business days to obtain or issue such certificates, including any required resolutions or amendments to the respective operating agreements, to give full force and effect to this requirement. Lender shall have a right of specific performance with respect to this provision. Borrower agrees to and shall execute any and all additional documents as requested by Lender to otherwise grant Lender a perfected security interest in the Pledged LLC Interests.

3.05 Until such time as the Debt of Borrower to Lender is paid in full, Borrower shall be and is hereby prohibited from making any dividend or other payments to shareholders, regardless of the class of stock held by such shareholders, and shall be further prohibited from repurchasing any stock or issuing stock merely as a dividend. This prohibition shall not otherwise affect or impede Borrower's right to sell additional stock, either preferred or common, provided that Borrower shall remit to Lender any proceeds of such sale as required under Section 5.02.

3.06 Failure of the Borrower to comply with any provisions of this Article 3 shall constitute an Event of Default under the Loan Documents.

ARTICLE 4
ACCOMMODATIONS TO BORROWER

Notwithstanding any other provision of the Loan Documents to the contrary, and in consideration of the mutual agreements, provisions and covenants contained herein, *but always subject to continued compliance with the terms of this Amendment and the Loan Documents, except as expressly modified herein*, Lender shall afford to Borrower the following accommodations in consideration for the additional collateral and other obligations of Borrower under this Amendment:

4.01 Lender hereby waives its right to accelerate and declare all of the Debt immediately due and owing, based upon the Acknowledged Defaults existing as of the Effective Date and waives the Acknowledged Defaults.

4.02 Lender hereby waives the requirement that Borrower comply with the covenants in Article 7, including, without limitation, sections 7.1(c) and all of the subsections under 7.13 of the Loan Agreement. Such waiver shall remain in effect until such time as the Obligations are paid in full and the Loan Documents are terminated.

4.03 Except as otherwise modified by this Amendment, the terms and conditions of the Loan Documents shall remain in full force and effect, and Borrower's future default under such Loan Documents or this Amendment, if at all, shall entitle Lender to exercise all of its rights as provided in the Loan Documents or at law or equity.

ARTICLE 5
AMENDMENT TO REQUIRED PAYMENTS

5.01 Borrower shall continue to make regular monthly interest payments as per the terms of the Note. All other payments required under this Amendment shall be applied as principal reductions.

5.02 Borrower shall make principal reductions in addition to the interest amount as set forth above in Section 5.01 as set forth herein including: (a) paying Lender $634,666.00 on the 20th of every month which otherwise would have been paid to preferred shareholders as a dividend on the Borrower's preferred stock; (b) 25% of the Net Proceeds from all asset sales; and (c) 25% of the Net Proceeds from public offerings of any class of stock or debt, private equity recaptures or any capital raise. For the avoidance of doubt, the Borrower shall not be required to make any payment under the Loan Documents from the proceeds of any construction financings. Failure of the Borrower to make any payment as required under this Section 5.02 shall constitute an Event of Default under the Loan Documents.

5.03 The payments set forth in Sections 5.01 and 5.02 shall continue to be made until the earlier of: (a) March 7, 2024, or (b) the entire principal amount together with all accrued interest and fees due and owing under the Loan Documents, has been paid in full. Any amounts unpaid as of March 7, 2024, are on such date fully due and payable as per the Note.

5.04 Borrower acknowledges that Lender's commitment is terminated and, as such, Lender has no further lending obligations to Borrower. Moreover, for the avoidance of doubt, Section 2.8 of the Loan Agreement is deleted and of no further force or effect.

ARTICLE 6
ADDITIONAL PROVISIONS

6.01 **Reaffirmation.** Except as supplemented, modified and amended by this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain unmodified and shall continue in full force and effect. Borrower hereby reaffirms all of their respective obligations under the Loan Agreement and all other Loan Documents, as supplemented, modified and amended hereby.

6.02 **Release.** Borrower, together with its respective subsidiaries, successors, assigns, affiliates, representatives, officers, directors, employees and other related persons (each such party, a "Releasing Party") hereby voluntarily and knowingly forever release, discharge, waive and relinquish any and all claims, demands, causes of action of every kind and nature whatsoever, whether in law, in equity or before an administrative agency, whether known or unknown, direct or indirect, fixed or contingent, whether heretofore asserted or not, and whether arising based on a tort or breach of contractual or other duty, arising under or in connection with this Amendment, any other Loan Document or the transactions contemplated thereby based on the acts or omissions of, or otherwise against, Lender or its past and present officers, directors, managers, employees, partners, agents, shareholders, members, trustees, predecessors, successors and assigns (the "Released Parties") existing on or before the date hereof, that any Releasing Party ever had, has or may have against the Released Parties. EACH RELEASING PARTY EXPRESSLY WAIVES ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY'S FAVOR AT THE TIME OF EXECUTING THE

RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST HAVE MATERIALLY AFFECTED SUCH PARTY'S SETTLEMENT WITH THE RELEASED PARTIES.

6.04 **Execution.** This Amendment and the other Loan Documents may be (a) executed in wet or electronic signatures and in multiple counterparts, each of which shall be deemed an original and both of which taken together shall constitute one and the same instrument, and/or (b) executed and transmitted by electronic signature (including DocuSign, Adobesign or other electronic signature technology) and in counterparts, each of which shall be deemed to be an original, and both of which, taken together shall constitute one agreement binding on the parties.

6.05 **Representations and Warranties.** Borrower represents and warrants to and covenants with the Lender as follows:

(a) **Representations and Warranties.** Each and all representations and warranties of Borrower in the Loan Documents to which it is a party are and will continue to be accurate, complete and correct. The representations and warranties in this Amendment are true, complete and correct as of the date set forth above, will continue to be true, complete and correct as of the consummation of the transactions contemplated by this Amendment, and will survive such consummation.

(b) **Due Authorization, Execution and Delivery; Enforceability.** The execution, delivery, and performance by Borrower in connection with this Amendment have been duly authorized by all requisite action by or on behalf of Borrower, and this Amendment has been duly executed and delivered on behalf of Borrower. This Amendment is enforceable against each such Person in accordance with its respective terms.

(c) **Lender's Lien.** The Lender's lien remains in full force and effect in favor of the Lender as a legal, valid and enforceable first priority security interest in, and a valid and binding first priority lien on the Collateral subject to Permitted Liens.

(d) **No Conflicts; No Consents Required.** Neither the execution nor delivery of this Amendment nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which Borrower is a party or by which Borrower may be bound. No consents, approvals or authorizations are required for the execution and delivery of this Amendment by Borrower, except as set forth above regarding subsidiaries or for such Borrower's compliance with the terms and provisions hereof.

6.06 **Costs and Expenses.** As an inducement to Lender entering into this Amendment, and as otherwise required under the Loan Documents, Borrower hereby agrees to pay, upon execution and delivery of this Amendment, all costs and expenses of the Lender incurred in connection with the preparation of this Amendment and the matters contemplated herein, including all reasonable attorney's fees, recording fees, and documentary stamp or other taxes.

6.07 **No Waiver.** Lender waives the known defaults with respect to the financial covenants identified herein and does not waive any other unknown defaults. Borrower expressly represents that other than the defaults with respect to the financial covenants, Borrower is unaware of any other defaults under the Loan Documents as of the effective date that are not cured with this Amendment and specifically the pledge of Borrower's interests in its subsidiaries and ceasing payments on its preferred stock while a default under the Loan Agreement exists.

6.08 **No Novation**. Neither the execution, nor delivery nor effectiveness of this Amendment,

nor the consummation of the transactions contemplated hereunder, shall in any way constitute or be deemed to constitute a novation, discharge, rescission, extinguishment or substitution of the Loan, the Debt or the indebtedness evidenced by the Note.

6.09 **No New Projects.** Borrower and its subsidiaries shall not close on any new projects without Lender's express written consent. Borrower and its subsidiaries may continue to identify, conduct due diligence and negotiate the purchase of new projects but may not close on new projects absent payment in full to Lender.

[Signatures on Separate Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

Borrower:

HARBOR CUSTOM DEVELOPMENT, INC., a Washington corporation

By: ______________________
Name: Jeff Habersetzer
Title: COO

Lender:

BANKUNITED, N.A.

DocuSigned by:
By: Juan Bustabad
Name: Juan Bustabad
Title: Vice President

Exhibit A

Recording Requested By
BankUnited, N.A.
c/o Lorium, PLLC
101 N.E. Third Ave.
Suite 1800
Ft. Lauderdale, Florida 33301

When Recorded Mail To
Arthur H. Rice, Esq.
Lorium, PLLC
101 N.E. Third Ave.
Suite 1800
Ft. Lauderdale, Florida 33301

DEED OF TRUST

This Deed of Trust is made this ____ day of February, 2023, among the Trustor, Harbor Custom Development, Inc., a Washington corporation (herein "Borrower"), with an address of 1201 Pacific Ave, Suite 1200, Tacoma, Washington 98402 (herein "Mailing Address"), First American Title Insurance Corporation, with an address of 777 S. Figueroa Street, Suite 400, Los Angeles, CA 90017 (herein "Trustee"), and the Beneficiary, BankUnited, N.A., a national banking association (herein "Lender").

WHEREAS, Borrower is indebted to Lender, as evidenced by that certain: (i) Loan Agreement, dated as of March 7, 2022 executed in favor of Lender in the principal sum of $25,000,000.00; and (ii) Revolving Line of Credit Promissory Note (the "Note") dated as of March 7, 2022, executed in favor of Lender in the principal sum of $25,000,000.00, plus interest, and any addendums, renewals, extensions or modifications thereto (the "Loan Documents"), the terms of which are incorporated herein by reference.

WHEREAS, as an accommodation to Borrower and pursuant to the terms of that certain Amendment to Loan Agreement, with an Effective Date of January 1, 2023, by and between Borrower and Lender, Lender has agreed to waive certain of Borrower's defaults under the Loan Documents and Lender's right to immediately enforce its rights under such Loan Documents in consideration for, in part, Borrower's conveyance to Lender, in trust, the real property described in EXHIBIT "A" attached hereto.

WHEREAS, the amounts due and payable under this Deed of Trust shall be in partial payment of amounts due from Borrower to Lender under the Loan Documents, which amounts are secured by other collateral, such that no payment of amounts due under this Deed of Trust shall be in full satisfaction of the Note and other Loan Documents or otherwise require the cancellation of such Note or Loan Documents.

GRANT IN TRUST

NOW, THEREFORE, Borrower, in consideration of the indebtedness and other accommodations herein recited and the trust herein created, irrevocably grants, transfers,

conveys and assigns to Trustee, in trust, with power of sale, the following described property located in the County of Placer, State of California:

SEE EXHIBIT "A" ATTACHED HERE TO AND MADE A PART HEREOF.

TOGETHER with all the improvements now or hereafter erected on the property, and all easements, rights, appurtenances, rents (subject however to the rights and authorities given herein to Lender to collect and apply such rents), royalties, mineral, oil and gas rights and profits, water, and water rights, and water stock, and all fixtures now or hereafter attached to the property, all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the property covered by this Deed of Trust; and all of the foregoing, together with said property (or the leasehold estate if this Deed of Trust is on a leasehold) are herein referred to as the "Property";

THIS DEED OF TRUST IS MADE TO SECURE TO LENDER:

(a) the repayment of the indebtedness evidenced by the Note in the principal sum of U.S. $25,000,000.00, with payment of interest thereon; (b) the payment of all other sums due and owing from Borrower to Lender under the Loan Documents, as amended and modified, with interest thereon; (c) all sums advanced by Lender to protect the security of this Deed of Trust; (d) the performance of the covenants and agreements of Borrower herein contained and in the Loan Documents; and in addition (e) this Deed of Trust shall provide the same security on behalf of the Lender, to cover extensions, modifications or renewals, including without limitation, extensions, modifications or renewals of the Note and/or Loan Documents, and the performance of the covenants and agreements of Borrower therein contained.

(b) Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to grant and convey the Property, that the Property is unencumbered except for that certain mortgage in favor of Martin G. Friedrich, Trustee of the Martin Friedrich CPA 401(K) Plan as to an undivided 500,000/1,000,000 interest and John W. Gardner and Susan M. Gardner, as Co-Trustees of the Gardner Living Trust, dated August 27, 2001, as to an undivided 500,000/1,000,000 interest, Document Number 2022-0028168 as recorded in the official records of the County Clerk Recorder of Placer, California (the "First Mortgage") and other Permitted Liens of the types described in clauses (a)-(f) of the definition thereof set forth in the Loan Agreement as in effect on the date hereof, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to encumbrances of record and is free and clear of all liens and encumbrances whatsoever, other than Permitted Liens of the types described in clauses (a)-(f) of the definition thereof set forth in the Loan Agreement as in effect on the date hereof.

UNIFORM COVENANTS: BORROWER AND LENDER COVENANT AND AGREE AS FOLLOWS:

1. Payments of Principal and/or Interest. Upon the sale of any portion of the Property by Borrower, Borrower shall promptly pay to Lender 25% of the Net Proceeds derived from Borrower from the sale of such Property. Net Proceeds shall be defined as all cash proceeds received by Borrower net of (i) any amount required to be paid to a third party lender and (ii) any

other actual and reasonable costs, fees and expenses incurred by Borrower or any of its subsidiaries in connection with such sale, disposition or issuance, including, without limitation, fees, commissions, and taxes paid or reasonably estimated by the Borrower to be payable.

2. **Application of Payments.** Unless applicable law provides otherwise, any payments received by Lender under this Deed of Trust shall be applied by Lender in such manner as Lender, in its sole discretion, shall deem appropriate.

3. **Prior Mortgages and Deeds of Trust; Liens.** Borrower shall perform all of Borrower's obligations under any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust, including Borrower's covenants to make payments when due. Borrower shall pay or cause to be paid, at least 10 days before delinquency, all taxes, assessments and other charges, fines and impositions attributable to the Property which may attain a priority over this Deed of Trust, and leasehold payments or ground rents, if any.

4. **Hazard Insurance.** Borrower agrees to provide, maintain and deliver to Lender casualty and property insurance satisfactory and with loss payable to Lender. The amount collected under any such insurance policy may be applied by Lender upon any indebtedness secured hereby and in such order as Lender may determine, or at option of Lender the entire amount so collected or any part thereof may be released to the Borrower. Such application or release shall not cure or waive any Default or Notice of Default hereunder or invalidate any act done pursuant to such notice.

Lender shall have the right to hold the policies and renewals thereof, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust.

In the event of a loss, Borrower shall give prompt notice to the insurance carrier and Lender. Lend er may make proof of loss if not made promptly by Borrower.

If the Property is abandoned by Borrower, or if Borrower fails to respond to Lender within 30 days from the date notice is mailed by Lender to Borrower that the insurance carrier offers to settle a claim for insurance benefits, Lender is authorized to collect and apply their insurance proceeds at Lender's option either to restoration or repair of the Property or to the sums secured by this Deed of Trust.

If Borrower obtains earthquake, flood or any other hazard insurance, or any other insurance on the Property, and such insurance is not specifically required by the Lender, then such insurance shall: (i) name the Lender as loss payee thereunder, and (ii) be subject to all of the provisions of this paragraph 4.

Notwithstanding anything to the contrary contained herein, all items set forth in this paragraph 4 shall be subject to the terms and requirements of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust. Further, it is acknowledged and agreed that as of the date of this Deed of Trust no improvements exist on the Property and, as such, no insurance of the types described herein are required or shall be required until such time as improvements are erected on the Property.

5. **Preservation and Maintenance of Property; Leaseholds; Condominiums; Planned Unit Developments.** Borrower shall keep the Property in good repair and shall not

commit waste or permit impairment or deterioration of the Property.

6. **Protection of Lender's Security.** If Borrower fails to perform the covénants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects Lender's interest in the Property, including but not limited to proceedings by the Lender to obtain relief from stay in any bankruptcy proceeding which would prohibit Lender enforcing its rights under the Deed of Trust, then Lender, at Lender's option may make such appearances, disburse such sums, including reasonable attorney's fees, and take such action as is necessary to protect Lender's interest. Any amounts disbursed by Lender pursuant to this paragraph 6, with interest thereon, including but not limited to payment of delinquent taxes and assessments, insurance premiums due, and delinquent amounts owed to prior lien holders, shall become additional indebtedness of Borrower secured by this Deed of Trust . Such amounts as are disbursed by Lender shall be payable, upon notice from Lender to Borrower requesting payment thereof, and shall bear interest from the date of disbursement at the rate payable on the Note. Nothing contained in this paragraph 6 shall require Lender to incur any expense or take any action hereunder.

7. **Condemnation.** The proceeds of any award or claim for damages, direct or consequential, in conjunction with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust.

8. **Borrower Not Released.** At any time or from time to time, without liability therefore and without notice upon written request of Lender and presentation of this Deed and said Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge thereof. Trustee may, but shall be under no obligation or duty to, appear in or defend any action or proceeding purporting to affect said property or the title thereto, or purporting to affect the security hereof or the rights or powers of Lender or Trustee.

9. **Forbearance by Lender Not a Waiver.** Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lander's right to accelerate the maturity of the indebtedness secured by this Deed of Trust.

10. **Remedies Cumulative**. All remedies provided in this Deed of Trust are distinct and cumulative to any other or remedy under this Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively.

11. **Successors and Assigns Bound; Joint and Several Liability; Co-signers.** The covenants and agreements herein contained shall bind, and the rights hereunder shall

inure to, the respective successors and assigns of Lender and Borrower. All covenants and agreements of Borrower shall be joint and several.

12. Notice. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Deed of Trust shall be given by delivering it or by mailing such notice by certified mail addressed to Borrower or the Property at the Property Address or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by certified mail to Lender, or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Deed of Trust shall be deemed to have been given to Borrower or Lender when given in the manner designated herein.

13. This Deed of Trust shall be governed by the Laws of the State of California. In the event that any provision or clause of this Deed of Trust or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Deed of Trust or the Note which can be given effect without the conflicting provision, and to this end the provisions of the Deed of Trust are declared to be severable.

14. Lender's Right to Require Payment of Amounts Due. If the Borrower shall sell, enter into a lease for a term of more than 2 years (including options to renew), lease with an option to purchase for any term the Lender may, at its option declare the obligations secured by this Deed of Trust, together with accrued interest thereon, immediately due and payable, in full. No waiver or the Lender's right to accelerate shall be effective unless it is in writing.

If Lender exercises such option to accelerate, Lender shall mail Borrower notice of acceleration in accordance with paragraph 14 hereof. Such notice shall provide a period of not less than 30 days from the date the notice is mailed within which Borrower may pay the sums declared due. If Borrower fails to pay such sums prior to the expiration of such period, Lender may, without further notice or demand on Borrower, invoke any remedies permitted by paragraph 16 hereof.

BORROWER AND LENDER FURTHER COVENANT AND AGREE AS FOLLOWS:

15. Assignment of Rents; Appointment of Receiver; Lender in Possession. As additional security hereunder, and without regard to the adequacy of any security for the indebtedness hereby secured, Borrower hereby assigns to Lender the rents, if any, of the Property, provided that Borrower shall, prior to acceleration hereof or abandonment of the Property, have the right to collect and retain such rents as they become due and payable.

Upon acceleration or abandonment of the Property, Lender, in person, by Agent or by judicially appointed receiver shall be entitled to enter upon, take possession of and manage the Property and to collect the rents of the Property including those past due, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and collection of rents, including, but not limited to, receiver's fees, premiums on receiver's bonds and reasonable attorney's fees, and then to the sums secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received.

16. Default. Upon default by Borrower in payment of any amounts due under the Loan Documents secured hereby or in performance of any agreement hereunder, Lender may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written Notice of Default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Trustee shall be entitled to rely upon the correctness of such notice. Lender also shall deposit with Trustee this Deed, said Note and all documents evidencing expenditures secured hereby.

After the lapse of such time as then may be required by law following the recordation of said Notice of Default and Notice of Sale having been given as then required by law, subject to the terms any mortgage, deed of trust or other security agreement with a lien which has priority over this Deed of Trust, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said Notice of Sale, either as a whole or in separate parcels and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in Which said property, if consisting of several lots or parcels, shall be sold), at public auction to the highest. Bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property to sold, but without any covenant or warranty, expressed or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person including Truster, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of; all sums expended under the terms hereof, not then repaid, with accrued interest at the rate prescribed in the Note; all other sums then secured thereby; and the remainder, if any, to the person or persons legally entitled thereto.

17. Reconveyance. Upon written request of Lender stating that (i) all or a portion of the property has been sold by Borrower or (ii) all sums secured hereby have been paid, this Deed of Trust is surrendered for cancellation and retention and upon payment of its fees, in each case Trustee shall reconvey, without warranty, the property or portion of property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any such reconveyance may be described as "the person or persons legally entitled thereto." The Trustee may destroy this Deed of Trust (and any other documents related thereto) upon the first to occur of the following: 5 years after issuance of a full reconveyance; or, recordation of the Deed of Trust in a form or medium which permits its reproduction for 5 years following issuance of a full reconveyance.

18. Substitution of Trustee. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder . Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

19. Request for Notices. Borrower requests that copies of the notice of safe and notice

of default be sent to Borrower's address.

20. Statement of Obligation. Lender may collect a fee, not to exceed the maxi mum amount permitted by law, for furnishing the statement of obligations as provided by Section 2943 of the Civil Code of California.

MISCELLANEOUS PROVISIONS

21. Acceptance by Lender of a Partial Payment After Notice of Default. By accepting partial payment (payments which do not satisfy a default or delinquency in full) of any sums secured by this Deed of Trust after a Notice of Default has been recorded, or by accepting late performance of any obligation secured by this Deed of Trust, or by adding any payment so made to the loan secured by this Deed or Trust, whether or not such payments are made pursuant to a court order, the Lender does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to make any such prompt payment or to perform any such act. No exercise of any right or remedy of the Lender or Trustee under this Deed of Trust shall constitute waiver of any other right or remedy contained in this Deed of Trust or provided by law.

REQUEST FOR SPECIAL NOTICE OF DEFAULT AND FORECLOSURE UNDER SUPERIOR MORTGAGES OR DEEDS OF TRUST

In accordance with Section 2924b of the Civil Code, Request is hereby made by the undersigned Trustor that a copy of any default and a copy of any notice of sale under deed of trust recorded on _______________ in Book _______, Page(s) ______, Instrument No. ______, Official Records of County Recorder of ______________________________ County, ___________. The original Trustor ____ and the original Trustee ____ and the original Beneficiary ____
Mail to: First American Title Insurance Corporation, 777 S. Figueroa Street, Suite 400, Los Angeles, CA 90017

IN WITNESS WHEREOF, BORROWER HAS EXECUTED THIS DEED OF TRUST

TRUSTOR AND BORROWER:

HARBOR CUSTOM DEVELOPMENT, INC.,
a Washington corporation

By: ______________________________
Name: ____________________________
Title: _____________________________

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)

County of ________)

On ________________________ before me, ___________________________________
(Date) (name of notary)
personally appeared ____, who proved to
(name of Signer)
me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument is the person or the entity upon behalf of which the person executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature_____________________________
Signature of Notary Public

Notary Stamp above

EXHIBIT A

REAL PROPERTY DESCRIPTION

The land referred to below is situated in the County of Placer, City of Rocklin, State of California, and is described as follows:

Lots 1 through 10, inclusive, Lots 12 through 17, inclusive, Lots 19 through 22, inclusive, and Lots 24 and 25, as shown on the Map entitled "Winding Lane Estates," recorded March 5, 2018, in Book "EE" of Maps at Page 7, Placer County Records.

APN 010-480-001 through 010
010-480-012 through 017
010-480-019 through 22
010-480-024 through 25

Excluding and less the following described Lots:

Lot 9, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 13, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 14, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 15, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 17, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 19, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 20, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 21, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Lot 22, as shown on the Map, entitled 'Winding Lane Estates', filed for record March 5, 2018, in Book EE of Maps, at Page 7, Placer County Records.

Exhibit B

This Instrument Prepared By and
To Be Returned To:

Kenneth B. Robinson, Esq.
Lorium, PLLC
101 N.E. 3rd Ave., Suite 1800
Fort Lauderdale, Florida 33301

MORTGAGE OF REAL ESTATE AND SECURITY AGREEMENT

THIS MORTGAGE OF REAL ESTATE AND SECURITY AGREEMENT ("Mortgage"), made as of the 22nd day of February, 2023, by **HCDI FL Condo LLC**, a Florida limited liability company (hereinafter referred to as "Mortgagor") whose address is 1201 Pacific Ave, Suite 1200, Tacoma, Washington 98402 (herein "Mailing Address"), and granted and given to BankUnited, N.A., a national banking association (hereinafter referred to as "Mortgagee").

RECITALS

WHEREAS, Mortgagor's sole member and owner, Harbor Custom Development, Inc., a Washington corporation, is indebted to Mortgagee, as evidenced by that certain: (i) Loan Agreement, dated as of March 7, 2022 executed in favor of Mortgagee in the principal sum of $25,000,000.00; and (ii) Revolving Line of Credit Promissory Note (the "Note") dated as of March 7, 2022, executed in favor of Mortgagee in the principal sum of $[25,000,000.00, plus interest, and any addendum, renewals, extensions or modifications thereto (the "Loan Documents"), the terms of which are incorporated herein by reference.

Where used herein, the term "Note" or "Notes" shall be deemed to include the note(s) above described, along with any other notes, additional advance agreements, or other documents now or hereafter evidencing any debt whatsoever incurred by Harbor Custom Development, Inc. and payable to Mortgagee, and shall include, if applicable, all indebtedness and obligations of Harbor Custom Development, Inc. to Mortgagee (or an affiliate of Mortgagee) under any interest rate swap transactions, interest rate cap and/or floor transactions, interest rate collar transactions, swap agreements (as defined in 11 U.S.C. s 101) or other similar transactions or agreements, the terms of which are incorporated herein by reference.

WHEREAS, Mortgagee presently possesses or will possess a duly perfected security interest in the member interests owned by Harbor Custom Development, Inc. in Mortgagor to secure repayment of the monetary amounts due under the Loan Documents.

WHEREAS, Mortgagee is granting Harbor Custom Development, Inc. certain accommodations under its Loan Documents in consideration of this Mortgage being granted by Mortgagor and Mortgagor agreeing to pay to Mortgagee twenty five percent of the Net Proceeds (25%) derived from the sale of the Property defined below or any portion thereof, Net Proceeds defined as all cash proceeds received by Harbor Custom Development, Inc. or Mortgagor net of (i) any amount required to be paid to a third party lender and (ii) any other actual and reasonable

costs, fees and expenses incurred by Harbor Custom Development, Inc. or any of its subsidiaries in connection with such sale, disposition or issuance, including, without limitation, fees, commissions, and taxes paid or reasonably estimated by the Borrower to be payable.

NOW, THEREFORE, in consideration of the premises and One Dollar ($1.00) in hand paid by Mortgagee, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor does hereby grant, bargain, sell, mortgage, assign and convey unto the Mortgagee a lien upon the following described real property situated in Charlotte County, State of Florida:

SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

Together with Mortgagor's right, title and interest in and to (i) all buildings, improvements, hereditaments, and appurtenances thereunto appertaining, as far as they may now or hereafter during the term of this indenture belong to or be used in connection with the occupancy of any building existing or to be constructed on such property; (ii) all fixtures, equipment and accessions and attachments thereto now or hereafter attached or used in connection with the operation of such property, and all replacements, additions, and betterments to or of any of the foregoing; (iii) all rights in now existing and hereafter arising easements, rights of way, rights of access, water rights and courses, sewer rights and other rights appertaining thereto; (iv) all as-extracted collateral including without limitation all gas, oil and mineral rights of every nature and kind, all timber to be cut and all other rights appertaining thereto; and (v) subject to the rights of Mortgagor hereunder and under the Loan Documents, all leases, rents and profits therefrom. The real property, buildings, improvements, fixtures, equipment, accessions thereto, appurtenances and all replacements and additions thereof and thereto, all leases and rents therefrom, and all other collateral described above are hereinafter collectively referred to as the "Property".

If any of the Property is of a nature such that a security interest therein can be perfected under the Florida Uniform Commercial Code (the "Code"), this indenture shall constitute a security agreement and financing statement, and the Mortgagor hereby authorizes the Mortgagee to complete and to file any UCC Financing Statement and amendment thereof which Mortgagee deems necessary to perfect, renew or continue such security interest under the Code.

This Mortgage is granted and conveyed to secure: (i) prompt payment of all amounts due from Harbor Custom Development, Inc. to Mortgagee under the Loan Documents and all renewals, extensions, modifications and substitutions thereof; (ii) the performance of all other obligations set forth therein and in any loan agreement or security instrument in connection therewith; (iii) all sums expended by the Mortgagee to protect and preserve the Property, including without limitation all taxes and insurance premium, as well as any amounts due and owing to the holder of the First Mortgage as defined herein; and (iv) all reasonable costs of collection of the amounts due from Harbor Custom Development, Inc. under the Loan Documents and arising from the enforcement of this Mortgage, including without limitation all reasonable attorneys' and paralegal fees, court costs, publication fees and related costs.

TO HAVE AND TO HOLD, all the said Property unto the Mortgagee, its successors and assigns forever.

The Mortgagor covenants that it is lawfully seized of the Property herein above described in fee simple absolute (or such other estate; if any, as is stated hereinbefore), that it has good, right, and lawful authority to sell, convey, or encumber the same, and that, except as to that certain Mortgage in favor of Oakhurst Opportunity Lending Fund 1, L.P., recorded in Official Records Book 4826, at Page 372, of the Public Records of Charlotte County, Florida (the "First Mortgage")

is free and clear of all liens and encumbrances whatsoever, other than Permitted Liens of the types described in clauses (a)-(f) of the definition thereof set forth in the Loan Agreement as in effect on the date hereof. The Mortgagor further covenants that, except as to the First Mortgage, to warrant generally and forever defend title to the premises as herein conveyed unto the Mortgagee, from and against all persons whomsoever lawfully claiming the same or any part thereof.

The Mortgagor (and where more than one, each jointly and severally) agrees and consents to the following terms, covenants, and conditions set forth herein and in any Rider attached hereto and incorporated herein:

1. The Recitals are incorporated herein by reference as if set forth herein.

2. That Mortgagor's parent, Harbor Custom Development, Inc., will promptly pay the principal of and interest on the indebtedness evidenced by the Loan Documents as well as strictly comply with the terms and conditions of that certain Amendment to Loan Agreement, with an Effective Date of February 22, 2023, by and between Harbor Custom Development, Inc. and Mortgagee, at the time and in the manner therein provided. Mortgagor shall timely pay and perform any obligation, covenant or warranty contained not only in this Mortgage but also any other mortgage, or writing which gives rise to, or which may constitute a lien upon any of the Property.

3. That the lien of this instrument shall remain in full force and effect during any postponement or extension of the time of payment of or any other modification relating to the indebtedness or any part thereof secured hereby.

4. That it will pay, prior to delinquency, all amounts due and owing under the First Mortgage, taxes, assessments, water rates, and other governmental or municipal charges, fines or imposition, assessed against the property hereby mortgaged. If the Mortgagor fails to make any payments provided for in this section or any other payments due and owing under the First Mortgage or for taxes, assessments, or the like, the Mortgagee may pay the same, and all sums so paid shall bear interest at the same rate as the principal debt secured hereby (from the date of such advance) and shall be secured by this Mortgage.

5. That it will keep the Property in as good order and condition as it is now, reasonable wear and tear excepted, and will not commit or permit any waste thereof.

6. That it will continuously maintain fire, flood, windstorm, builder's risk and such other hazard insurance as the Mortgagee may require on the improvements which form a part of the Property, now or hereafter constructed on the Property, and will pay promptly when due any premiums on the insurance. If it is determined at any time that any of the Property is located in a flood hazard area as defined in the Flood Disaster Protection Acts of 1973, the Mortgagor shall obtain and maintain flood insurance on Property at Mortgagor's expense for as long as any vertical improvements shall exist upon the Property and this Mortgage is in effect. Flood insurance coverage shall be in an amount equal to the lesser of (i) the maximum amount secured as set forth herein or (ii) the maximum limit of coverage made available for the particular type of property under applicable law. If the Mortgagor shall fail to procure or maintain hazard or flood insurance coverage in the specified amount for the Property within a reasonable time of receiving written notice from Mortgagee of either the requirement or of the lapse of an existing policy, Mortgagee may, but shall not be obligated to, expend for the account of Mortgagor any sums which may be necessary to purchase the required hazard or flood insurance, which shall be fully secured by this

Mortgage and which shall accrue interest from the time expended until paid at the rate set forth in the Note(s). Mortgagor shall cause all policies and renewals thereof to be delivered to the Mortgagee. Mortgagor shall provide Mortgagee with written evidence of such insurance coverage and shall give Mortgagee at least 10 Business Days' advance written notice of any change in coverage. All insurance shall be carried with companies reasonably approved by Mortgagee and shall contain a loss payable clause in favor of and in a form acceptable to Mortgagee. In the event of loss, Mortgagor will give immediate written notice to Mortgagee, who may make proof of loss if such is not made promptly by the Mortgagor. Subject to the terms and conditions of the First Mortgage loan documents, each insurer is hereby authorized and directed to make payment for such loss directly and solely to the Mortgagee, and shall be applied to restoration of the Property damaged, provided the such proceeds together with amounts Mortgagor is obligated to advance is sufficient to pay the costs of full restoration of the damaged Property, unless there is an Event of Default hereunder and, if there is an Event of Default hereunder, the insurance proceeds, or any part thereof, may be applied by the Mortgagee at its option either to the reduction of the indebtedness hereby secured or to the restoration of the Property damaged, but Mortgagee shall not be obligated to see to the proper application of any amount paid over to Mortgagor. Notwithstanding anything contained herein to the contrary, the terms and conditions set forth in this Section 6 are subject to the terms and conditions of the First Mortgage loan documents and the insurance requirements and provisions set forth therein. It is acknowledged and agreed that as of the date of this Mortgage no improvements exist on the Property and, as such, no insurance of the types described herein are required or shall be required until such time as improvements are erected on the Property.

7. That, except as otherwise impeding or interfering with the rights of the holder of the First Mortgage, it hereby assigns all the rents, issues, and profits of the Property from and after any Event of Default hereunder, and should legal proceedings be instituted pursuant to this instrument, then the Mortgagee shall have the right to have appointed a receiver, to which the Mortgagor consents, of the rents, issues, and profits, who, after deducting all charges and expenses attending such proceedings and the execution of his trust as receiver shall apply the residue of the rents, issues, and profits toward the payment of the debt secured hereby. Mortgagor hereby appoints Mortgagee as Mortgagor's attorney-in-fact to collect any rents and profits, with or without suit, and to apply the same, less expenses of collection to any indebtedness due and owing from Harbor Custom Development, Inc. under the Loan Documents in any manner as Mortgagee may desire; provided that Mortgagee shall not act under such attorney-in-fact unless an Event of Default has occurred and is continuing. Such appointment shall be a power coupled with an interest and shall remain in full force and effect as long as any of the indebtedness secured hereby remains outstanding.

8. Mortgagor for itself, its successors and assigns represents, warrants and agrees that (a) neither Mortgagor nor, to the best of Mortgagor's knowledge, any other person has generated, manufactured, stored, treated, processed, released, discharged or disposed of any Hazardous Materials on the Property or received any notice from any Governmental Authority (hereinafter defined) or other person with regard to a release of Hazardous Materials on, from or otherwise affecting the Property; (b) neither Mortgagor nor, to the best of Mortgagor's knowledge, any other person has violated any applicable Environmental Laws (hereinafter defined) relating to or affecting the Property; (c) the Property is presently being operated in compliance with all Environmental Laws; there are no circumstances presently existing upon or under the Property, or relating to the Property which may violate any applicable Environmental Laws, and there is not now pending, or threatened, any action, suit, investigation or proceeding against Mortgagor relating to the Property (or against any other party relating to the Property) seeking to enforce any right or remedy under any of the Environmental Laws; (d) except in strict compliance with

Environmental Laws, the Property shall be kept free of Hazardous Materials and shall not be used to generate, manufacture, transport, treat, store, handle, dispose, process or release Hazard Materials; (e) Mortgagor shall at all times comply with and ensure compliance by all other parties with all applicable Environmental Laws and shall keep the Property free and clear of any liens imposed pursuant to any applicable Environmental Laws; (f) Mortgagor has obtained and will at all times continue to obtain and/or maintain all licenses, permits and other directives from any Governmental Authority necessary to comply with Environmental Laws; Mortgagor is in full compliance with the terms and provisions of the Environmental Requirements (hereinafter defined) and will continue to comply with the terms and provisions of the Environmental Requirements; (g) Mortgagor shall immediately give Mortgagee oral and written notice in the event that Mortgagor receives any notice from any Governmental Authority or any other party with regard to any release or storage of Hazardous Materials on, from or affecting the Property and shall conduct and complete all investigations, sampling, and testing, and all remedial, removal, and other actions necessary or required to clean up and remove all Hazardous Materials on, from or affecting the Property in accordance with all applicable Environmental Laws. Except to the extent caused solely by the gross negligence or intentional misconduct of Mortgagee, Mortgagor hereby agrees to indemnify Mortgagee and hold Mortgagee harmless from and against any and all losses, liabilities, damages, injuries (including, without limitation, reasonable attorneys' fees) and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against Mortgagee for, with respect to, or as a direct or indirect result of (i) the presence on, or under, or the escape, spillage, emission or release on or from the Property of any Hazardous Material regardless of whether or not caused by or within the control of Mortgagor, (ii) the violation of any Environmental Laws or Environmental Requirements relating to or affecting the Property, whether or not caused by or within the control of Mortgagor, (iii) the failure by Mortgagor to comply fully with the terms and provisions of this paragraph, or (iv) any warranty or representation made by Mortgagor in this paragraph being false or untrue in any material respect. The obligations and liabilities of Mortgagor under this paragraph shall survive the foreclosure of the Mortgage, the delivery of a deed in lieu of foreclosure, the cancellation of the Note; or if otherwise expressly permitted in writing by the Bank, the sale or alienation of any part of the Property.

9. If any of the Mortgagor's representations or warranties shall prove to be materially false or Mortgagor fails to satisfy any Environmental Requirement, Mortgagee, in its sole discretion, may (i) choose to assume compliance with governmental directives and the Mortgagor agrees to reimburse Mortgagee for all costs, expenses (including all reasonable attorneys' fees, whether in-house or independent), fines, penalties, judgments, suits, or liabilities whatsoever associated with such compliance; or (ii) seek all legal and equitable remedies available to it including, but not limited to, injunctive relief compelling Mortgagor to comply with all Environmental Requirements relating to the Property. Mortgagee's rights hereunder shall be in addition to all rights granted under this Mortgage and the Loan Documents, and payments made by Harbor Custom Development, Inc. under the Loan Documents shall not reduce Mortgagor's obligations and liabilities thereunder. Subject to the terms and conditions of the First Mortgage, in the event Mortgagee undertakes compliance with Environmental Requirements which Mortgagor failed to perform or which Mortgagee determines is necessary to sell all or any part of the Property, Mortgagor authorizes Mortgagee and/or Mortgagee's agents to prepare and execute on Mortgagor's behalf, any manifest or other documentation relating to the removal and/or disposal of any Hazardous Materials, from, at or on the Property. Mortgagor acknowledges that Mortgagee does not own, or have a security interest in, any Hazardous Materials which exist on, originate from or affect the Property. All reasonable amounts expended by the Mortgagee in connection with the exercise of its rights hereunder (including reasonable

attorneys' fees and the fees of any environmental consultants) shall become part of the indebtedness secured by this Mortgage.

10. For purposes of this Mortgage: "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, and any "Super Fund" or Super Lien" law, or any other federal, state or local law, regulation or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials. "Environmental Requirement" means any administrative orders, directives, judgments, consent orders, permits, licenses, authorizations, consents, settlements, agreements or other formal or informal directions or guidance issued by or entered into with any Governmental Authority or private party, including the provisions of any Environmental Law, which obligate or commit Mortgagor to investigate, remediate, treat, monitor, dispose or remove Hazardous Materials. "Governmental Authority" means any federal, state or local agency, department, court or other administrative, legislative or regulatory federal, state or local governmental body, or any private individual or entity acting in place of such entities. "Hazardous Materials" means and includes petroleum products, any flammable explosives, radioactive materials, asbestos or any material containing asbestos, and/or any hazardous, toxic or dangerous waste, substance or material defined as such in the Environmental Laws.

11. Mortgagor shall be in default under this Mortgage (each an Event of Default) upon: (i) a default (following the expiration of any applicable notice or cure period) in payment or performance of any indebtedness of Harbor Custom Development, Inc. to Mortgagee and obligations evidenced by the Loan Documents, as amended or modified, when and as due; (ii) a default (following the expiration of any applicable notice or cure period) in payment or performance of any indebtedness of Harbor Custom Development, Inc. under the First Mortgage and obligations evidenced by the First Mortgage, as amended or modified, when and as due, (iii) a default or a breach of any covenant or warranty (following the expiration of any applicable notice or cure period) under the Loan Documents; and/or (iv) the occurrence of any of the following ten (10) days after written notice to Mortgagor unless Mortgagor cures the default within such time or within such other time as may be provided below:

(a) Any warranty, representation or statement made or furnished to Mortgagee by or on behalf of Mortgagor or Harbor Custom Development, Inc. in connection with this transaction proving to have been false in any material respect when made or furnished; or

(b) Substantial damage to or destruction of the Property that is not covered by insurance. This subparagraph shall not be applicable to the extent the Property consists solely of vacant land; or

(c) Any levy against or seizure by a judgment creditor of any part of the Property unless such action is stayed or discharged ; or

(d) The filing of a mechanic's or materialman's lien unless stayed, discharged or bonded within thirty (30) days after Borrower receives notice thereof; or

(e) Sixty (60) days following the dissolution, termination of existence, insolvency and/or business failure of Mortgagor or Harbor Custom Development, Inc., appointment of a Receiver for any part of the Property of, assignment for the benefit of creditors by, filing of a bankruptcy petition by, or the inability to pay debts in the ordinary course of business of Mortgagor and/or Harbor Custom Development, Inc.; or

(f) Filing of an involuntary bankruptcy petition against Mortgagor and/or Harbor Custom Development, Inc. that is not dismissed within ninety (90) days; or

(g) Failure of Mortgagor or Harbor Custom Development, Inc. to maintain its corporate existence in good standing; or

(h) The entry of any monetary judgment or the filing of any tax lien against Mortgagor unless such judgment or lien is paid or bonded in full within thirty (30) days after it is filed; or

(i) The transfer of any interest in the Mortgagor or Harbor Custom Development, Inc. without the prior written consent of Mortgagee; or

12. It is agreed that the Mortgagor shall hold and enjoy the premises above conveyed until there is an Event of Default under this Mortgage or an event of default by Harbor Custom Development, Inc. under the Loan Documents, or other obligations secured hereby. This Mortgage shall remain as security for full payment of all indebtedness and obligations of Harbor Custom Development, Inc. secured hereby and for performance of any obligations evidenced by the Loan Documents and any other obligations described herein, notwithstanding the sale or release of any or all of the Property, the assumption by another party of Harbor Custom Development, Inc.'s obligations under the Loan Documents or Mortgagor's obligations under this Mortgage, the forbearance or extension of time or payment of the indebtedness and any other obligations described herein, or any one of same or the release of any party who has assumed or incurred any obligation for the repayment of any indebtedness and any other obligations described herein, and secured by this Mortgage. None of the foregoing shall in any way affect the full force and effect of the lien of this Mortgage or impair the Mortgagee's right to any other remedies against the Mortgagor or any other obligors under the Loan Documents. Any forbearance by the Mortgagee in exercising any right or remedy hereunder or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any such right or remedy. The procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be a waiver of Mortgagee's right to accelerate maturity of the indebtedness of Harbor Custom Development, Inc. evidenced by the Loan Documents secured hereby. Time is of the essence in the performance of any of the obligations, or of any covenant or warranty contained in this Mortgage, or in any of the Loan Documents, as amended or modified.

13. The proceeds of any award or claim for damages, direct or consequential, in conjunction with any condemnation or other taking of the Property, or part thereof, or for conveyance in lieu of condemnation, are hereby assigned, to the extent assignable, and shall be paid to Mortgagee, subject to the terms of any mortgage, deed of trust or other security agreement with a lien which has priority over this Mortgage.

14. Mortgagor understands that upon an Event of Default hereunder, along with other remedies set out herein and in the above referenced Note(s) or other documents, the Mortgagee may foreclose upon the mortgaged premises, subject to the terms of the First Mortgage.

15. The covenants contained herein and in any rider attached hereto and incorporated herein shall bind, and the benefits and advantages shall inure to, the respective heirs, executors, administrators, successors, and assigns of the parties hereto. Whenever used, the singular number shall be applicable to all genders and the term "Mortgagee" shall include any payee of the indebtedness hereby secured or any transferee thereof whether by operation of law or otherwise. The liability of the Mortgagor hereunder shall, if more than one, be joint and several.

The designations "corporate", "corporation", and "partnership" include limited liability companies and limited liability partnerships.

16. WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS MORTGAGE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED, HARBOR CUSTOM DEVELOPMENT, INC., AND MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE TO MAKE THE ACCOMMODATIONS TO HARBOR CUSTOM DEVELOPMENT, INC. SECURED BY THIS MORTGAGE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF MORTGAGEE, NOR MORTGAGEE'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF MORTGAGEE, NOR MORTGAGEE'S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

17. Partial Release. Provided no Event of Default exists, Mortgagee agrees to grant partial releases of individual lots from the lien of this Mortgage as may be separately negotiated by the parties.

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Mortgagor has executed under seal this Mortgage the day and year first above written.

Signed, sealed and delivered in the presence of these witnesses:	**HCDI FL CONDO LLC**, a Florida limited liability company
	By: Harbor Custom Development, Inc., a Washington corporation and sole member
________________________ Print Name:____________________	
________________________ Print Name:____________________	By:______________________ Print Name:__________________ Title:______________________

STATE OF ____________)
) SS:
COUNTY OF ___________)

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by ______________________________, as ______________ of - ______________ a Florida limited liability company, who is personally known to me or who has produced ______________________ as identification.

WITNESS my hand and official seal in the County and State last aforesaid this ____ day of _________________, 2023.

____
Notary Public

____
Typed, printed or stamped name of Notary Public

My Commission Expires:

EXHIBIT "A"

LEGAL DESCRIPTION

EXHIBIT A

Parcel 1:
Lot 3, Punta Gorda Isles, Section 24 Replat, according to plat thereof as recorded in Plat Book 13, Pages 28A through 28C, inclusive, of the Public Records of Charlotte County, Florida.

Parcel 2:
Lot 2, Punta Gorda Isles, Section 24 Replat, according to plat thereof as recorded in Plat Book 13, Pages 28A through 28C, inclusive, of the Public Records of Charlotte County, Florida.

Parcel 3:
ALL OF SECTION 15, TOWNSHIP 41 SOUTH, RANGE 22 EAST, CHARLOTTE COUNTY, FLORIDA, LESS THE PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 569, PAGE 520, AND LESS ANY LAND LYING NORTHERLY AND EASTERLY OF THE PARCEL OF LAND DESCRIBED IN OFFICIAL RECORDS BOOK 569, PAGE 520, AND LESS THE PARCEL OF LAND DESCRIBED IN DEED BOOK 51, PAGE 483, AND LESS ANY RIGHT OF WAY FOR WEST MARION AVENUE, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

COMMENCE AT THE NORTHEAST CORNER OF THE NORTHEAST QUARTER OF SAID SECTION 15; THENCE N.89°47'08"W., ALONG THE NORTH LINE OF SAID NORTHEAST QUARTER, A DISTANCE OF 1,724.11 FEET TO A POINT ON THE WESTERLY LINE OF LOT 1, PUNTA GORDA ISLES SECTION 24 REPLAT LOTS 1,2,3,12,13 AND 14, ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 13 AT PAGES 28A THROUGH 28C OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA, THE SAME BEING THE POINT OF BEGINNING OF THE PARCEL OF LAND HEREIN DESCRIBED; THENCE S.24°37'48"W., ALONG SAID WESTERLY LINE, DISTANCE OF 38.44 FEET; THENCE S.71°00'56"W., A DISTANCE OF 201.56 FEET; THENCE S.19°13'43"W., A DISTANCE OF 2,235.64 FEET TO THE NORTHERLY LINE OF THE PARCEL OF LAND DESCRIBED IN DEED BOOK 51 AT PAGE 483 OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA; THENCE N.89°59'51"W., ALONG SAID NORTHERLY LINE, A DISTANCE OF 373 FEET, MORE OR LESS TO THE SHORE LINE OF CHARLOTTE HARBOR; THENCE NORTHERLY, MEANDERING ALONG SAID SHORE LINE TO THE NORTH LINE OF SAID NORTHEAST QUARTER; THENCE S.89°47'08"E., ALONG SAID NORTH LINE, A DISTANCE OF 1,074.5 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

Parcel 4:

A TRACT OF LAND LYING IN SECTION 10, TOWNSHIP 41 SOUTH, RANGE 22 EAST, AS DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEASTERLY CORNER OF LOT 3 (SOUTHEASTERLY CORNER OF LOT 4) ACCORDING TO PUNTA GORDA ISLES SECTION 24 RE-PLAT OF LOTS 1, 2, 3, 12, 13 AND 14, AS RECORDED IN PLAT BOOK 13, PAGES 28-A THROUGH 28-C, PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA; FROM SAID POINT RUN N 82°58'28" W ALONG THE N. LINE OF SAID LOT 3 (S. LINE OF LOT 4) A DISTANCE OF 242.63 FEET TO THE NORTHWESTERLY CORNER OF SAID LOT 3 (SOUTHWESTERLY LOT 4) AND THE POINT OF BEGINNING;

FROM SAID POINT, CONTINUE N 82°58'28" W ON A PROJECTION OF THE AFOREMENTIONED N. LINE OF LOT 3 A DISTANCE OF 167.24 FEET TO A POINT ON THE MEAN HIGH WATER LINE (1.09 NGVD 1929) AS DETERMINED BY THE FDEP; THENCE RUN THE FOLLOWING COURSES AND DISTANCES ALONG SAID MEAN HIGH WATER LINE.

THENCE RUN S 69°23'15" W A DISTANCE OF 38.80 FEET; THENCE RUN S 73°06'48" W A DISTANCE

46 fmr

OF 60.61 FEET; THENCE RUN S 28°13'11" W A DISTANCE OF 69.54 FEET; THENCE RUN S 30°29'02" W A DISTANCE OF 55.42 FEET; THENCE RUN S 41°17'22" E A DISTANCE OF 31.34 FEET; THENCE RUN S 05°53'59" W A DISTANCE OF 21.89 FEET; THENCE RUN S 67°34'13" W A DISTANCE OF 29.78 FEET; THENCE RUN S 49°15'09" W A DISTANCE OF 35.73 FEET; THENCE RUN S 71°01'44" W A DISTANCE OF 75.14 FEET; THENCE RUN S 25°31'49" W A DISTANCE OF 39.54 FEET; THENCE RUN S 56°34'47" W A DISTANCE OF 83.00 FEET; THENCE RUN S 06°16'33" W A DISTANCE OF 92.60 FEET; THENCE RUN S 38°40'32" W A DISTANCE OF 33.99 FEET; THENCE RUN S 02°41'09" W A DISTANCE OF 59.47 FEET; THENCE RUN S 01°42'32" W A DISTANCE OF 68.28 FEET; THENCE RUN S 32°20'47" W A DISTANCE OF 43.16 FEET; THENCE RUN S 58°04'51" W A DISTANCE OF 25.62 FEET; THENCE RUN S 63°54'38" W A DISTANCE OF 37.16 FEET; THENCE RUN S 78°05'35" W A DISTANCE OF 41.68 FEET; THENCE RUN S 43°00'02" W A DISTANCE OF 27.80 FEET; THENCE RUN S 65°18'04" W A DISTANCE OF 30.22 FEET; THENCE RUN S 55°42'49" W A DISTANCE OF 7.96 FEET; TO A POINT ON THE WESTERLY PROJECTION OF THE SOUTHERLY LINE OF LOT 2 THENCE RUN S 78°18'30" E, ALONG SAID PROJECTION, A DISTANCE OF 140.73 FEET TO THE SOUTHWESTERLY CORNER OF SAID LOT 2 (THE FOLLOWING COURSES AND DISTANCES RUN NORTHERLY ALONG THE WESTERLY LINES OF LOTS 2 AND 3) SAID POINT LIES ON A CURVE CONCAVE TO THE NORTHWEST HAVING A RADIUS OF 122.89 FEET, A CENTRAL ANGLE OF 80°07'18" AND A CHORD BEARING OF N 40°59'13" E; THENCE RUN EASTERLY AND NORTHERLY ALONG SAID CURVE A DISTANCE OF 171.85 FEET TO THE P.T. THEREOF; THENCE RUN N 00°55'34" E, A DISTANCE OF 123.59 FEET TO THE P.C. OF A CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 200.00 FEET, A CENTRAL ANGLE OF 45°34'54" AND A CHORD BEARING OF N 23°43'01" E (SAID POINT ALSO BEING THE WESTERLY CORNER OF LOTS 2 AND 3); THENCE RUN NORTHERLY AND EASTERLY ALONG SAID CURVE A DISTANCE OF 159.11 FEET TO THE P.T. THEREOF; THENCE RUN N 46°30'28" E A DISTANCE OF 148.86 FEET; THENCE RUN N 25°25'25" E, A DISTANCE OF 136.30 FEET TO THE P.C. OF A CURVE CONCAVE TO THE SOUTHEAST, HAVING A RADIUS OF 100.00 FEET, A CENTRAL ANGLE OF 75°11'44" AND A CHORD BEARING OF N 63°01'17" E; THENCE RUN NORTHERLY AND EASTERLY ALONG SAID CURVE A DISTANCE OF 131.24 FEET TO THE P.C. OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 50.00 FEET, A CENTRAL ANGLE OF 93°19'55" AND A CHORD BEARING OF N 53°57'11" E; THENCE RUN EASTERLY AND NORTHERLY ALONG SAID CURVE A DISTANCE OF 81.45 FEET TO THE POINT OF BEGINNING.

Parcel 5:

Beginning at the Southwest corner of Lot 2, Punta Gorda Isles Subdivision, Section 24, Replat, a Subdivision according to the Plat thereof as recorded in Plat Book 13, Page 28, of the Public Records of Charlotte County, Florida; thence Southeast 591.52 feet; thence Southeast 120 feet; thence East 112.93 feet; thence Southwest 33 feet; thence West along the along the South Section Line of Section 10, Township 41 South, Range 22 East, approximately 840 feet; thence 120 feet to the Point of Beginning, all lying and being in Section 10, Township 41 South, Range 22 East Charlotte County, Florida.